Anchor BanCorp Wisconsin Inc. Announces Third Quarter Earnings

MADISON, WI -- 01/28/2004 -- Anchor BanCorp Wisconsin Inc. (NASDAQ: ABCW) announced net income of $9.9 million for the quarter ended December 31, 2003, and net income of $35.2 million for the nine-month period ended December 31, 2003. This compares to $13.4 million for the same quarter in 2002 and $36.3 million for the nine-month period ended December 31, 2002. "A slow down in refinance activity resulted in a decrease of $5.9 million in net gain on sale of loans," said Douglas J. Timmerman, President.

Diluted earnings per share were $.43 for the quarter ended December 31, 2003 as compared to $.55 for the same quarter last year. Diluted earnings per share were $1.50 for the nine-month period ended December 31, 2003 which compares to $1.47 for the nine-month period for the same period last year. Book value increased to $13.04 compared to $12.13 for the same period last year.

During the quarter ended December 31, 2003, 239,350 shares were repurchased under a previously authorized repurchase program. The repurchases were authorized to be made from time to time in open-market and/or negotiated transactions as, in the opinion of management, market conditions may warrant.

This quarter, Anchor BanCorp adopted Financial Accounting Standards Board Interpretation Number 46 - Consolidation of Variable Interest Entities (FIN 46). By this adoption, Anchor BanCorp will provide more detailed disclosure on its real estate investment partnerships. While FIN 46 provides enhanced financial disclosure, for Anchor BanCorp, there is no effect on net income.

Anchor BanCorp's stock is traded on the over-the-counter market under the NASDAQ symbol ABCW. AnchorBank fsb, the wholly-owned subsidiary, has 56 full service offices and two loan origination only offices. All are located in Wisconsin.

                   ANCHOR BANCORP WISCONSIN INC.
                       FINANCIAL HIGHLIGHTS
         (Dollars in thousands - except per share amounts)
                            (Unaudited)

                                Three Months Ended    Nine Months Ended
                                   December 31,          December 31,
                               -------------------   -------------------
                                 2003       2002       2003       2002
                               -------------------   -------------------
Operations Data:
 Net interest income           $ 27,490   $ 29,699   $ 83,532   $ 88,053
 Provision for loan losses          450        450      1,350      1,350
 Net gain on sale of loans        1,683      7,605     12,943     14,374
 Real Estate Investment
  Partnership sales              11,856          -     31,565          -
 Other non-interest income        3,717      1,350     12,022      7,016
 Real Estate Investment
  Partnership cost of sales       7,787          -     23,445          -
 Non-interest expense            20,432     16,537     58,088     49,864
 Income before income taxes      16,077     21,667     57,179     58,229
 Income taxes                     6,139      8,260     21,948     21,933
 Net income                       9,938     13,407     35,231     36,296

Selected Financial Ratios (1):
 Yield on earning assets           5.49%      6.32%      5.59%      6.55%
 Cost of funds                     2.39       2.84       2.47       3.06
 Interest rate spread              3.10       3.48       3.12       3.49
 Net interest margin               3.19       3.58       3.24       3.60
 Return on average assets          1.09       1.51       1.28       1.39
 Return on average equity         13.44      18.27      15.88      16.42
 Average equity to average
  assets                           8.10       8.24       8.04       8.47
 Non-interest expense to
  average assets                   3.09       1.86       2.95       1.91

Per Share:
 Basic earnings per share        $ 0.44     $ 0.56     $ 1.53     $ 1.50
 Diluted earnings per share        0.43       0.55       1.50       1.47
 Dividends per share               0.11       0.09       0.32       0.26
 Book value per share             13.04      12.13      13.04      12.13

                                            December 31,          Percent
                                         2003          2002        Change
                                      ------------------------    -------
Financial Condition:
 Total assets                         $3,665,544    $3,521,536       4.1%
 Loans receivable, net
  Held for sale                           14,448        32,366     (55.4)
  Held for investment                  3,019,819     2,715,964      11.2
 Investment securities available
  for sale, at fair value                 65,242        68,489      (4.7)
 Investment securities held to
  maturity, at amortized cost              1,000         2,998     (66.6)
 Mortgage-related securities
  available for sale, at fair value      151,002       227,721     (33.7)
 Mortgage-related securities held
  to maturity, at amortized cost          25,574        85,947     (70.2)
 Deposits                              2,552,279     2,575,254      (0.9)
 Borrowings                              750,729       568,806      32.0
 Stockholders' equity                    298,640       295,689       1.0
 Allowance for loan losses                28,899        29,605      (2.4)
 Non-performing assets                    16,052        10,638      50.9

(1) Annualized when appropriate.

                       ANCHOR BANCORP WISCONSIN INC.
               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                         (Unaudited)
                                         December 31,         March 31,
                                             2003                2003
                                         -----------         -----------
                                                  (In Thousands)
Assets
 Cash and cash equivalents               $   138,018         $   141,427
 Investment securities available
  for sale, at fair value                     65,242              97,192
 Investment securities held to
  maturity, at amortized cost                  1,000               2,998
 Mortgage-related securities available
  for sale, at fair value                    151,002             185,751
 Mortgage-related securities held to
  maturity, at amortized cost                 25,574              62,998
 Loans receivable, net
  Held for sale                               14,448              43,054
  Held for investment                      3,019,819           2,770,988
 Foreclosed properties and repossessed
  assets, net                                    773               1,535
 Real estate held for development
  and sale                                    59,993              44,994
 Office properties and equipment              32,149              31,905
 Other assets                                157,526             155,779
                                         -----------         -----------
    Total assets                         $ 3,665,544         $ 3,538,621
                                         ===========         ===========

Liabilities and Stockholders' Equity
 Deposits                                $ 2,552,279         $ 2,574,188
 Borrowings                                  750,729             595,816
 Advance payments by borrowers for
  taxes and insurance                            988               6,579
 Other liabilities                            62,908              69,034
                                         -----------         -----------
    Total liabilities                      3,366,904           3,245,617
                                         -----------         -----------

 Preferred stock, $.10 par value,
  5,000,000 shares authorized,
  none outstanding                                 -                   -
 Common stock, $.10 par value,
  100,000,000 shares authorized,
  25,363,339 shares issued                     2,536               2,536
 Additional paid-in capital                   74,067              64,271
 Retained earnings, substantially
  restricted                                 275,215             251,729
 Accumulated other comprehensive income        3,293               4,177
 Treasury stock (2,452,899 shares and
  1,420,481 shares, respectively), at
  cost                                       (51,405)            (28,917)
 Unearned deferred compensation                 (392)               (792)
Minority interest in REI partnerships         (4,674)                  -
                                         -----------         -----------
    Total stockholders' equity               298,640             293,004
                                         -----------         -----------
    Total liabilities and stockholders'
     equity                              $ 3,665,544         $ 3,538,621
                                         ===========         ===========

                   ANCHOR BANCORP WISCONSIN INC.
                 CONSOLIDATED STATEMENTS OF INCOME
                           (Unaudited)

                                Three Months Ended    Nine Months Ended
                                   December 31,          December 31,
                               -------------------   -------------------
                                 2003       2002       2003       2002
                               -------------------   -------------------
                                 (In Thousands, Except Per Share Data)
Interest income:
Loans                          $ 42,905   $ 45,504   $130,588   $140,995
Mortgage-related securities       2,136      4,918      7,217     13,059
Investment securities             1,979      1,546      5,697      4,684
Interest-bearing deposits           221        519        667      1,531
                               --------   --------   --------   --------
  Total interest income          47,241     52,487    144,169    160,269
Interest expense:
Deposits                         13,160     16,177     41,464     51,348
Notes payable and other
 borrowings                       6,534      6,484     19,019     20,522
Other                                57        127        154        346
                               --------   --------   --------   --------
  Total interest expense         19,751     22,788     60,637     72,216
                               --------   --------   --------   --------
  Net interest income            27,490     29,699     83,532     88,053
Provision for loan losses           450        450      1,350      1,350
                               --------   --------   --------   --------
  Net interest income after
   provision for loan losses     27,040     29,249     82,182     86,703
Non-interest income:
Real Estate Investment
 Partnership home sales          11,856          -     31,565          -
Loan servicing income (loss)        763     (3,378)    (2,094)    (3,466)
Service charges on deposits       2,046      1,867      6,171      5,433
Insurance commissions               664        337      1,832      1,457
Net gain on sale of loans         1,683      7,605     12,943     14,374
Net gain (loss) on sale of
 investments and mortgage-
 related securities                 (40)       206        300        960
Other revenue from real
 estate operations                 (682)      (232)     1,852       (584)
Other                               966      2,550      3,961      3,216
                               --------   --------   --------   --------
  Total non-interest income      17,256      8,955     56,530     21,390
Non-interest expense:
Real Estate Investment
 Partnership cost of home sales   7,787          -     23,445          -
Compensation                      9,995      9,210     29,659     27,301
Occupancy                         1,533      1,460      4,800      4,257
Furniture and equipment           1,468      1,407      4,267      3,842
Data processing                   1,202      1,339      3,501      3,899
Marketing                           790        715      2,372      2,137
Other expenses from Real
 Estate Partnership operations    1,053          -      1,882          -
Minority interest in income of
 Real Estate Partnership
 operations                       1,478          -      3,301          -
Other                             2,913      2,406      8,306      8,428
                               --------   --------   --------   --------
  Total non-interest expense     28,219     16,537     81,533     49,864
                               --------   --------   --------   --------
  Income before income taxes     16,077     21,667     57,179     58,229
Income taxes                      6,139      8,260     21,948     21,933
                               --------   --------   --------   --------
  Net income                   $  9,938   $ 13,407   $ 35,231   $ 36,296
                               ========   ========   ========   ========
Earnings per share:
  Basic                        $   0.44   $   0.56   $   1.53   $   1.50
  Diluted                          0.43       0.55       1.50       1.47
Dividends declared per share       0.11       0.09       0.32       0.26

Contact:
Michael Helser
CFO
(608) 252-1810

Douglas J. Timmerman
President
(608) 252-8782